UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

August 31, 2007

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)

000-50706 (Commission File No.)	41-1843131 (IRS Employer Identification No.)

730 Second Avenue

Minneapolis, MN  55402

(Address of principal executive offices and zip code)

(612) 376-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On August 31, 2007, Eschelon Telecom, Inc., a Delaware corporation (“Eschelon”), issued a press release announcing that, pursuant to an Agreement and Plan of Merger, dated as of March 19, 2007, by and among Integra Telecom Holdings, Inc., an Oregon corporation ("Integra"), ITH Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and Eschelon, Merger Sub merged with and into Eschelon (the “Merger”), and Eschelon became a subsidiary of Integra. The Merger was approved by the stockholders of Eschelon on May 25, 2007 and became effective on August 31, 2007.  A copy of the press released is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits

(d)         Exhibits.

99.1           Press Release dated August 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 31, 2007	Eschelon Telecom, Inc.

/s/ Matthew Fahey
	By:	Matthew Fahey
	Title:	Senior Vice President of Finance